SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2006
SurModics, Inc.
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837 (Commission File Number)	41-1356149 (IRS Employer Identification No.)
9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)
(952) 829-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 6, 2006, the Company issued a press release announcing that it had entered into a 10b5-1 stock purchase agreement (the “Agreement”) covering the initial repurchase of up to $17.5 million of the Company’s outstanding common stock. The Company entered into the Agreement pursuant to the previously announced authorization by its Board of Directors to repurchase up to $35 million of the Company’s outstanding common stock, up to 1 million shares. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements: None.
(b) Pro forma financial information: None
(c) Shell company transactions: None
(d) Exhibits: 99.1 Press Release dated November 6, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
By /s/ Philip D. Ankeny
Date: November 10, 2006	Name:	Philip D. Ankeny
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to FORM 8-K
SURMODICS, INC.

Date of Report:	Commission File No.:
November 6, 2006	0-23837

Exhibit No.	ITEM
99.1	Press Release dated November 6, 2006.